UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2022

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FORZA INNOVATIONS INC.

(Exact name of registrant as specified in its charter)

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Wyoming	000-56131	30-0852686
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

30 Forzani Way NW

Calgary, Alberta T3Z 1L5

Tel: (702) 205-2064

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Effective January 19, 2021, Forza Innovations Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with ONE44 Capital LLC (“ONE44”), pursuant to which ONE44 purchased a convertible promissory note (the “Note”) from the Company in the aggregate principal amount of $160,000, such principal and the interest thereon convertible into shares of the Company’s common stock at the option of ONE44. The Company intends to use the net proceeds ($144,000) from the Note for general working capital purposes. The Note contains an original issue discount amount of $8,000 and legal fees payable to ONE44’s legal counsel of $8,000.

The maturity date of the Note is January 13, 2023 (the “Maturity Date”). The Note shall bear interest at a rate of 10% per annum, which interest may be paid by the Company to ONE44 in shares of common stock, but shall not be payable until the Note becomes payable, whether at the Maturity Date or upon acceleration or by prepayment, as described in the Note. ONE44 has the option to convert all or any amount of the principal face amount of the Note, after the sixth month anniversary of the Note, and ending on the later of the Maturity Date and the date of payment of the Default Amount, as defined in the Note, is paid if an event of default occurs, for shares of the Company’s common stock at the then-applicable conversion price.

The conversion price for the Note shall be equal to the Conversion Price (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Company relating to the Company’s securities or the securities of any subsidiary of the Company, combinations, recapitalization, reclassifications, extraordinary distributions and similar events). The “Conversion Price” shall mean 60% multiplied by the lowest trading price of the Company’s common stock as reported on the OTC Markets. Notwithstanding the foregoing, ONE44 shall be restricted from effecting a conversion if such conversion, along with other shares of the Company’s common stock beneficially owned by ONE44 and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The foregoing description of the abovementioned Purchase Agreement and Note are not complete and are qualified in their entirety by reference to the text of the abovementioned agreements , which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2 and incorporated in this Item 1.01 by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement by a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

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Item 9.01 Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
10.1	Securities Purchase Agreement with ONE44 Capital, LLC
10.2	10% Promissory Note of ONE44 Capital, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORZA INNOVATIONS INC.

Date: January 25, 2022	By:	/s/ Johnny Forzani
Johnny Forzani, President & C.E.O.

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